                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 23, 2001



                            NEOSE TECHNOLOGIES, INC.
                            ------------------------
                 (Exact name of issuer as specified in charter)



          DELAWARE                     0-27718                    13-3549286
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
    of Incorporation or                  file                   Identification
       Organization)                    number)                      Number)


                                102 Witmer Road,
                           Horsham, Pennsylvania 19044
                    (Address of principal executive offices)


                                 (215) 441-5890

              (Registrant's telephone number, including area code)

Item 5 - Other Events.

         On October 23, 2001, Neose Technologies, Inc. announced that P. Sherrill Neff, President and Chief Operating Officer, will resign his executive positions with the Company in order to become a founding partner of a life sciences venture fund. Mr. Neff will remain a member of the Company's board of directors, and will remain at the Company for a transitional period of several months to assist in the selection of his successor. The Company also announced that it has engaged an international executive search firm to identify and recruit a successor.

         In addition, Mr. Neff is resigning his position as Chief Financial Officer, and A. Brian Davis, Director, Finance, has been appointed Acting Chief Financial Officer.

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      NEOSE TECHNOLOGIES, INC.


Date: October 23, 2001                By: /s/ Stephen A. Roth
                                          --------------------
                                          Stephen A. Roth
                                          Chairman and Chief Executive Officer